SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                 Current Report Pursuant to Section 13 OR 15(d)
                     Of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) March 4, 2002
                                                         -------------

                               NUWAY ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    DELAWARE                      33-43423                        65-0159115
--------------------------------------------------------------------------------
(State or other                 (Commission                    (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
   formation)


19100 Von Karman Avenue, Suite 450, Irvine CA                            92612
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (949) 553-8002
                              ---------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   Form 8-K

                Current Report Pursuant to Section 13 or 15(d)
                        Of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) March 4, 2002


      ----------------------

                              NuWay Energy, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                  Delaware                 33-43423
      65-0159115
--------------------------------------------------------------------------------
                 (State or other (Commission (I.R.S. Employer
               jurisdiction of File Number) Identification No.)
                                  formation)


                19100 Von Karman Ave, Ste 450 Irvine, CA 92612
--------------------------------------------------------------------------------
             (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code (949) 553-8002
                ---------------------------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

         On March 4, 2002, Hein + Associates LLP ("Hein"), resigned as the Registrant's independent auditors. Hein never commenced an audit, and therefore never issued an opinion on the Registrant's year-end financial statements.

         During the period from January 22, 2002 (date Hein was engaged) through the date of Hein ceasing its engagement, the Registrant did not have any disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hein would have caused that firm to make reference to the subject matter thereof in connection with its report.

         Hein had not yet commenced audit procedures on the December 31, 2001 financial statements as of the date of their resignation. However, prior to their resignation, Hein had advised the Registrant that based on their reading of the December 31, 2000, financial statements, such prior year financial statements would require restatement. In addition, based upon a preliminary review of an appraisal of certain assets in South America performed for the Peruvian government, Hein advised the Registrant that it appeared likely the South American assets may be materially impaired.

         Attached as Exhibit 16.1 to this Form 8-K is a letter from Hein acknowledging it agreement with the statements contained herein.

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

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NUWAY ENERGY, INC.


Dated: March 8, 2002                By: /s/ TODD SANDERS
                                       --------------------------------
                                       Todd Sanders
                                       President

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